Business Combination	4 Months Ended
Sep. 30, 2018
Successor [Member]
Business Combinations

4.	Business combination

On June 6, 2018, NESR consummated the Business Combination and related financing transactions, acquiring all of the issued and outstanding equity interests of NPS and GES.

NPS is a regional provider of products and services to the oil and gas industry in the MENA and APAC regions. Its revenues are primarily derived from services provided during the drilling, completion and production phases of an oil or natural gas well. NPS operates in 12 countries with the majority of its revenues derived from operations in the Kingdom of Saudi Arabia, Algeria, Qatar, UAE and Iraq.

GES provides drilling equipment for rental and related services, well engineering services and directional drilling services imports, and sells oilfield equipment and renders specialized services to oil companies in the Sultanate of Oman, the Kingdom of Saudi Arabia, Algeria, Kuwait and Yemen.

Description of the NPS Transaction

First closing. Pursuant to a stock purchase agreement, dated as of November 12, 2017, among NESR and Hana Investments Co. WLL (“Hana Investments”), as purchasers, the NPS selling stockholders, as sellers, and NPS, Hana Investments agreed to pay $150.0 million to NPS selling stockholders in exchange for 83,660,878 shares of NPS. This payment was made on January 14, 2018.

Second closing. At closing of the Business Combination, following approval by the NESR shareholders, NESR purchased the remaining outstanding NPS shares with $292.8 million in cash and 11,318,828 NESR ordinary shares for the balance of the purchase price, adjusted for any NPS Leakage. “NPS Leakage” is defined in the NPS stock purchase agreement to cover transfers or removals of assets from NPS for the benefit of the NPS selling stockholders, other than receivable proceeds, which may have occurred between the Locked Box Date (as defined in the NPS stock purchase agreement) and the Closing Date.

Contemporaneously with the Closing Date, Hana Investments agreed to transfer the 83,660,878 NPS shares it acquired from the NPS selling stockholders to NESR in exchange for NESR ordinary shares valued at $11.244 per share, which resulted in the issuance of 13,340,448 NESR ordinary shares to Hana Investments. In addition, NESR agreed to pay Hana Investments an amount of interest accrued from the date of the payment of the $150.0 million to the NPS selling stockholders until the Closing Date, up to $4.7 million in cash or 418,001 NESR ordinary shares. On the Closing Date, the Company paid interest totaling $4.7 million in NESR ordinary shares. NESR, in accordance with the NPS stock purchase agreement, paid an additional $7.6 million in cash as contingent consideration for the renewal of a major customer contract by NPS at closing of the Business Combination.

The stock purchase agreement contains earn-out mechanisms that enable the sellers to receive additional consideration after the closing of the Business Combination as follows:

●	First Equity Stock Earn-Out: Up to 1,671,704 NESR ordinary shares will be issued to the NPS selling stockholders if the 2018 EBITDA (earnings before income taxes, depreciation and amortization) of NESR satisfies scheduled financial thresholds.
●	Second Equity Stock Earn-Out: Up to an additional 1,671,704 NESR ordinary shares will be issued to the NPS selling stockholders if the 2018 EBITDA of NESR satisfies scheduled thresholds higher than the First Equity Stock Earn-Out financial thresholds.

The equity earn-outs at close were fair valued at $16.2 million and, provided 2018 EBITDA targets are met, NESR ordinary shares would be issued in fiscal year 2019.

NESR was also required to make additional payments for delays in receiving shareholder approval to complete the Business Combination. The NPS selling stockholders had negotiated a fee (the “Ticker Fee”) that began to accrue daily on cash not paid by January 1, 2018. On June 6, 2018, NESR entered into an agreement with the NPS selling stockholders to waive a portion of the accrued Ticker Fee. The resulting final Ticker Fee amounted to $13.4 million, which was paid in cash, and NESR agreed to reimburse the NPS selling stockholders for $5.2 million of fees, costs and expenses related to the acquisition by NESR of all of the outstanding NPS shares.

Description of the GES Transaction

On June 6, 2018, NESR acquired 88% of the outstanding shares of GES from certain owners of GES in exchange for the issuance of 25,309,848 NESR ordinary shares, and NESR Holdings acquired the remaining 12% of the outstanding shares of GES for a total cash purchase price of $29.3 million (collectively, the “GES Transaction”), subject to certain adjustments. These adjustments relate to permitted Leakage (as defined in the GES stock purchase agreements), which may have occurred between the Locked Box Date (as defined in the GES stock purchase agreements) and the Closing Date. NESR Holdings organized financing of the acquisition through certain loan contracts with 11 investors (the “GES Investors”). NESR Holdings then assigned the GES shares which it acquired to NESR, and NESR assumed the obligation to satisfy the loan contracts. The loan contracts allowed for the GES Investors to receive either NESR ordinary shares, GES shares or cash in satisfaction of the loans, and in most of these contracts such election was at NESR’s discretion, subject to GES Investors having the right for 21 days after filing of the Proxy Statement to reject in writing acceptance of NESR ordinary shares. NESR elected to issue NESR ordinary shares to satisfy the loan contracts, and the GES Investors did not elect to reject in writing their acceptance of said NESR ordinary shares. The loan contracts were interest bearing and accrued interest of $1.1 million upon settlement, with such interest being paid in NESR ordinary shares. NESR issued a total of 3,036,381 NESR ordinary shares in settlement of the loan contracts and accrued interest.

Description of the Hana Loan

On June 5, 2018, NESR entered into a Loan Agreement with Hana Investments, pursuant to which NESR borrowed $50.0 million (the “Hana Loan”) on an unsecured basis. For a description of the Hana Loan, see Note 9, Debt.

Financing of Business Combination

Consideration for the Business Combination was funded through the following sources and transactions:

●	investments and cash equivalents held in trust of $202.1 million related to NESR’s initial public offering of units;

●	use of cash and cash equivalents acquired from the acquisition of NPS of $18.7 million towards payment of the Ticker Fee and reimbursement of NPS selling shareholders expenses;

●	issuance of 4,829,375 NESR ordinary shares for $48.3 million to MEA Energy Investment Company 2 Ltd. (the “Backstop Investor”) pursuant to a backstop commitment (the “Backstop Commitment”). The funds received from such Backstop Commitment were used to help fund the cash portion of the consideration to the NPS selling stockholders, transaction expenses in the Business Combination, and for other general corporate purposes;

●	the borrowing of $50.0 million from Hana Investments;

●	the issuance of 13,758,449 NESR ordinary shares to Hana Investments in exchange for its NPS shares and as payment for interest accrued on Hana Investments’ $150.0 million purchase of NPS shares. Based on negotiations between NESR and Hana Investments, NESR paid $4.7 million of accrued interest in the form of NESR ordinary shares;

●	the issuance of 11,318,828 NESR ordinary shares to the NPS selling stockholders in exchange for their NPS shares;

●	the issuance of 25,309,848 NESR ordinary shares to certain owners of GES in exchange for their GES shares; and

●	the assumption and subsequent conversion of the GES loan contracts and related interest from NESR Holdings into 3,036,381 NESR ordinary shares in exchange for its GES shares.

The following summarizes the total consideration to purchase all of the issued and outstanding equity interests of NPS and GES (in thousands):

	NPS		GES
	Value	Shares	Value	Shares	Total

Cash consideration	$319,015	-	$-	-	$319,015
Total consideration – cash	319,015				319,015

NESR ordinary share consideration	255,537	25,077	257,907	25,310	513,444
Assumption of Loan Contracts and related interest from NESR Holdings (including conversion into NESR ordinary shares)	-	-	30,941	3,036	30,941
Total consideration - equity(1)	255,537	25,077	288,848	28,346	544,385

Estimated earn-out mechanisms	16,203		-	-	16,203

Total consideration	$590,755		$288,848		$879,603

(1)	The fair value of NESR ordinary shares was determined based upon the $10.19 per share closing price of NESR ordinary shares on June 6, 2018, the closing date of the Business Combination.

Accounting treatment

The Business Combination is accounted for under ASC 805. Pursuant to ASC 805, NESR has been determined to be the accounting acquirer. Refer to Note 2, Basis of presentation, for more information. NPS and GES both constitute businesses, with inputs, processes, and outputs. Accordingly, the acquisition of NPS and GES both constitute the acquisition of a business for purposes of ASC 805, and due to the change in control of each of NPS and GES, was accounted for using the acquisition method. NESR recorded the fair value of assets acquired and liabilities assumed from NPS and GES. The preliminary allocation of the consideration to the tangible and intangible assets acquired and liabilities assumed is based on various estimates. The purchase price allocation for the Business Combination is preliminary because of the timing of the Business Combination, calculation of working capital adjustments based on agreements between NESR and the selling shareholders, evaluation of legal contingencies and complexities in the valuation process. As such, material adjustments may result when the estimates are finalized, which will not extend beyond one year from the acquisition date. These adjustments will be recognized in the reporting period in which the adjustment amounts are determined. The following table summarizes the preliminary allocation of the purchase price allocation (in thousands):

Allocation of consideration

	NPS	GES
	(In thousands)
Cash and cash equivalents	$31,619	$5,206
Accounts receivable	55,788	19,145
Unbilled revenue	41,378	45,343
Inventories	33,652	31,092
Current assets	19,463	8,194
Property, plant and equipment	216,799	94,877
Intangible assets	94,000	52,010
Other assets	7,456	2,002
Total identifiable assets acquired	500,155	257,869

Accounts payable	26,457	31,113
Accrued expenses	28,686	25,388
Current portion of loans and borrowings	-	16,368
Short-term borrowings	55,836	9,000
Current liabilities	7,159	11,558
Loans and borrowings	149,399	25,098
Other liabilities	23,549	2,202
Noncontrolling interest	(2,841)	1,890
Net identifiable liabilities acquired	288,245	122,617
Total fair value of net assets acquired	211,910	135,252
Goodwill	378,845	153,596
Total gross consideration	$590,755	$288,848

In the Successor Quarter, the Company updated its valuation of certain identifiable assets and liabilities as of June 6, 2018. These measurement period changes resulted in an increase of $56.8 million to goodwill. Corresponding changes were made to specific identifiable assets including a reduction to intangible assets of $32 million, property, plant and equipment of $15.5 million and accounts receivable of $12.6 million. Furthermore, other receivables, accounts payable, investments in joint ventures and other current liabilities were reduced by $4.7 million, $5.7 million, $2.6 million and $5.0 million, respectively. These adjustments had no material impact on the net income or total shareholders’ equity for the Successor Quarter.

The gross contractual amount of accounts receivable at the closing date of the Business Combination was $60.8 million and $20.5 million for NPS and GES, respectively.

Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805. The preliminary allocation to intangible assets is as follows (in thousands):

Intangible assets

	Fair Value
	NPS	GES	Total	Useful Life
	(In thousands)
Customer contracts	$77,000	$43,010	$120,010	10 years
Trademarks and trade names	17,000	9,000	26,000	8 years
Total intangible assets	$94,000	$52,010	$146,010

Goodwill

$532.4 million has been allocated to goodwill. Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable definite-lived intangible assets acquired. Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill. Intangible assets not recognized apart from goodwill consist primarily of the strong market positions and the assembled workforces at the Subsidiaries. The amount allocated to goodwill and other intangible assets are subject to final adjustment to reflect the final valuations. Further, the Company is in the process of allocating the value of its intangible assets to the various entities. These allocations could have a material impact on the amount of deferred tax liabilities recognized associated with intangible assets, if any, and the amount allocated to goodwill.

In accordance with FASB ASC Topic 350, Goodwill and Other Intangible Assets, goodwill will not be amortized, but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event management determines that the value of goodwill has become impaired, an accounting charge for the amount of impairment during the quarter in which the determination is made may be recognized.

Transaction costs

The Company incurred $17.2 million in advisory, legal, accounting, and management fees and $2.2 million of transaction costs paid in NESR shares through September 30, 2018, which includes the amounts the Company had spent prior to the closing of the Business Combination. These costs are recorded in general and administrative expense in the condensed consolidated statement of operations in connection with the Business Combination. Transaction costs are reported as a cash outflow from operating activities by the Company.

Pro-forma information

The following table summarizes the supplemental consolidated results of the Company on an unaudited pro forma basis, as if the Business Combination had been consummated on January 1, 2017 for three months and nine months ended September 30, 2018 and 2017 (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Revenues	145,580	117,890	394,496	336,693
Net income	16,157	21,969	29,754	26,011

These pro forma results were based on estimates and assumptions, which the Company believes are reasonable. They are not the results that would have been realized had the Company been a combined company during the periods presented and are not necessarily indicative of consolidated results of operations in future periods. The pro forma results include adjustments primarily related to purchase accounting adjustments. Acquisition costs and other non-recurring charges incurred in connection with the Business Combination are included in the earliest period presented.

NPS revenue of $105 million and $275 million and net income of $17.9 million and $26.8 million, respectively, are included in the condensed consolidated statement of operations for the Successor Quarter and nine months ending September 30, 2018.

GES revenue of $40.5 million and $119 million and net income of $4.3 million and $3.2 million, respectively, are included in the condensed consolidated statement of operations for the Successor Quarter and nine months ending September 30, 2018.